UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2020

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of John Ambroseo and Appointment of Andreas W. Mattes as President, Chief Executive Officer and Director

On April 6, 2020, John Ambroseo retired as President, Chief Executive Officer and a director of Coherent, Inc. (the “Company”) and transitioned to the position of Special Advisor to the Company. As part of the Company’s succession planning process, the Company on April 13, 2019 had announced Mr. Ambroseo’s intention to retire and his entering into a transition and retirement agreement. Mr. Ambroseo will serve as a Special Advisor to the Company through December 31, 2021 in accordance with his transition and retirement agreement (a copy of which has been filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2019).

On April 6, 2020, the Company announced that Andreas (“Andy”) W. Mattes, age 58, was appointed as President and Chief Executive Officer of the Company as well as director of the Company, effective April 6, 2020. Prior to joining the Company and beginning in June 2019, Mr. Mattes was a Senior Advisor to McKinsey & Company, a leading global management consulting firm, providing corporate and strategic consulting services to various clients of the firm. From January 2018 to May 2019, he was an independent corporate advisor. From 2013 to December 2017, he was the Chief Executive Officer and a member of the board of directors of Diebold Nixdorf Incorporated, a retail and financial services technology systems company. He also served as its President from 2013 to August 2016. Mr. Mattes was the Senior Vice President, Global Strategic Partnerships at Violin Memory, a computer storage systems company, in 2013. He has also held various senior management positions with Hewlett-Packard Co., a computer technologies company. From 2008 to 2011, he was the Senior Vice President and General Manager of Hewlett Packard’s Enterprise Services for the Americas. From 2006 to 2008, he was Hewlett Packard’s Chief Sales Officer for the Enterprise Business. Mr. Mattes spent the first 20 years of his career (between 1985 and 2005) at Siemens, holding a variety of senior leadership positions. These culminated in his role as chief executive officer of Siemens Communications Inc., USA, in Boca Raton, Florida. Mr. Mattes received his Diplom-Kaufmann in business administration from Ludwig Maximilan University.

In connection with Mr. Mattes’ appointment as President and Chief Executive Officer, the Company and Mr. Mattes on March 31, 2020 entered into an employment agreement, filed herewith, providing for, among other things, a base salary of $850,000 per year, a 2020 fiscal year target bonus of 120% of his base salary and a signing bonus of $500,000, subject to the terms set forth in the employment agreement.

The employment agreement also provides that within 30 days after his commencement of employment, Mr. Mattes will be granted equity awards based on an aggregate value of $5,200,000, with such equity awards determined based on a 30-day average stock price for time-based restricted stock units and an estimated Monte-Carlo value for performance-based restricted stock units. One-third of such equity awards will be time-based restricted stock units with equal amounts vesting annually over three years and two-thirds of the equity awards will be performance-based restricted stock units. The performance-based restricted stock units will have a three-year performance period from his date of employment with the performance metric based on the relative performance of the Company’s stock price in comparison to the Russell 1000 Index, consistent with the Company’s general performance-based restricted stock unit structure. Under his employment agreement, Mr. Mattes will be eligible for a severance payment equal to twice the sum of his annual salary and target bonus as well as a benefit allowance if his employment is terminated without cause or he terminates his employment for good reason. Mr. Mattes will be covered by the change of control severance benefits in the Company’s Change of Control and Leadership Change Severance Plan (a copy of which has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2019) and entitled to participate in employee benefit plans generally applicable to senior executives of the Company. Mr. Mattes also entered into the Company’s standard form of indemnification agreement (a copy of which has been filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed with the SEC on December 15, 2010).

The foregoing description of Mr. Mattes’ employment agreement does not purport to be complete and is qualified in its entirety by the text of the employment agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Mark Sobey as Executive Vice President and Chief Operating Officer

On April 6, 2020, the Company announced that Mark Sobey, age 60, was appointed Executive Vice President and Chief Operating Officer of the Company, effective April 6, 2020. Dr. Sobey previously served as our Executive Vice President and General Manager of OEM Laser Sources (OLS) from November 2016 to April 2020, Executive Vice President and General Manager of Specialty Laser Systems (SLS) from April 2010 to November 2016, and Senior Vice President and General Manager of SLS from joining the Company in July 2007 until April 2010. Prior to his employment with the Company, Dr. Sobey spent over 20 years in the Laser and Fiber Optics Telecommunications industries, including Senior Vice President roles in Product Management at Cymer and Global Sales at JDS Uniphase. He received his PhD in Engineering and BSc in Physics from the University of Strathclyde in Scotland.

On April 6, 2020, the Company issued a press release announcing Mr. Ambroseo’s retirement and Mr. Mattes’ and Dr. Sobey’s appointments. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated March 31, 2020 between Andreas W. Mattes and the Company

99.1	Press release dated April 6, 2020

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: April 6, 2020
	By:	/s/ Bret DiMarco
Bret DiMarco
Executive Vice President, General Counsel and Corporate Secretary